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                                                                      EXHIBIT 21

                         SUBSIDIARIES OF UGI CORPORATION

SUBSIDIARY                                                                                  OWNERSHIP      STATE OF INCORPORATION
----------                                                                                  ---------      ----------------------
AMERIGAS, INC.                                                                                 100%                  PA
       AMERIGAS PROPANE, INC. *                                                                100%                  PA
             AmeriGas Partners, L.P.                                                           (1)                   DE
                   AmeriGas Finance Corp.                                                      100%                  DE
                   AmeriGas Eagle Finance Corp.                                                100%                  DE
                   AP Eagle Finance Corp                                                       100%                  DE
             AmeriGas Propane L.P.                                                           98.9899%                DE
                   AmeriGas Propane Parts & Service, Inc.                                      100%                  PA
                   AmeriGas Eagle Propane, L.P.                                                99%                   DE
                                     AmeriGas Eagle Parts & Service, Inc.                      100%                  PA
                   AmeriGas Eagle Propane, Inc                                                 100%                  DE
                                     AmerE Holdings, Inc.                                      100%                  DE
                                     AmeriGas Eagle Holdings, Inc. **                          100%                  DE
                                                   Active Propane of Wisconsin, LLC            100%                  DE
             AmeriGas Technology Group, Inc.                                                   100%                  PA
             Petrolane Incorporated                                                            100%                  PA
       FOUR FLAGS DRILLING COMPANY, INC.                                                       100%                  PA
ASHTOLA PRODUCTION COMPANY                                                                     100%                  PA
       UGI ETHANOL DEVELOPMENT CORPORATION                                                     100%                  PA
NEWBURY HOLDING COMPANY                                                                        100%                  DE
UGI ENTERPRISES, INC.                                                                          100%                  PA
       CFN ENTERPRISES, INC.                                                                   100%                  DE
             CF Networks LLC                                                                   60%                   DE
       EASTFIELD INTERNATIONAL HOLDINGS, INC.                                                  100%                  DE
             FLAGA GmbH                                                                        100%               AUSTRIA
                   FLAGA Energievorsorgung GmbH                                                100%               GERMANY
                   FLAGA Plyn, spol. s.r.o.                                                    100%            CZECH REPUBLIC
                                     LPG Technik s.r.o.                                        100%            CZECH REPUBLIC
                   FLAGA Slovplyn, spol. s r.o.                                                100%               SLOVAKIA
                   FLAGA Suisse GmbH                                                           100%             SWITZERLAND
                   GTP Gas Trans Praha spol. s r.o.                                            60%             CZECH REPUBLIC
                                     GTB Gas Trans Bratislava, s.r.o.                          100%               SLOVAKIA
                   TSG - Transport- und Speditionsgesellschaft m.b.H.                          50%                AUSTRIA
                                     GTE - Gastrans-Erfurt-GmbH                                90%                GERMANY
       EUROGAS HOLDINGS, INC.                                                                  100%                  DE
       UGI ASSET MANAGEMENT, INC.                                                              100%                  DE
       MCHUGH SERVICE COMPANY                                                                  100%                  PA
       UGI ENERGY SERVICES, INC.                                                               100%                  PA
             Energy Services Funding Corporation                                               100%                  DE
             Hellertown Pipeline Company                                                       100%                  PA
             Homestead Holding Company                                                         100%                  DE
             UGI DEVELOPMENT COMPANY                                                           100%                  PA
                   UGID Holding Company                                                        100%                  DE
                   UGI Hunlock Development Company                                             100%                  PA
             UGI POWER SUPPLY, INC.                                                            100%                  PA
             UGI HVAC ENTERPRISES, INC.                                                        100%                  DE


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
SUBSIDIARY                                                                                  OWNERSHIP      STATE OF INCORPORATION
----------                                                                                  ---------      ----------------------

       UGI INTERNATIONAL ENTERPRISES, INC.                                                     100%                  PA
             UGI France, Inc.                                                                  100%                  DE
                   UGI Bordeaux Holding                                                        100%                FRANCE
                                     AGZ Holding                                               100%                FRANCE
                                     AGZ Finance                                               100%                FRANCE
                                     Antargaz                                                  100%                FRANCE
                                                   Wogegal                                     100%                FRANCE
                                                   Aquitaine Pyrenees                          100%                FRANCE
                                                   Gaz Est Distribution                        100%                FRANCE
                                                   Nord GPL                                    100%                FRANCE
                                                   Rhone Mediterranee Gaz                      85%                 FRANCE
                                                   Rhone Gaz                                  50.62%               FRANCE
                                                   Sigap Quest                                 66%                 FRANCE
                                                   Sobegal                                     72%                 FRANCE
                                                   Norgal                                     52.66%               FRANCE
             UGI Finance, LLC                                                                  100%                  DE
       UGI BLACK SEA ENTERPRISES, INC.                                                         100%                  PA
       UGI INTERNATIONAL (ROMANIA), INC.                                                       100%                  PA
       UGI ROMANIA, INC.                                                                       100%                  PA
       UGI INTERNATIONAL (CHINA), INC.                                                         100%                  DE
       UGI CHINA, INC.                                                                         100%                  DE
       UGI SOUTHWEST CHINA DEVELOPMENT COMPANY, LLC                                            100%                  DE
UGI PROPERTIES, INC.                                                                           100%                  PA
UGI UTILITIES, INC.                                                                            100%                  PA
UNITED VALLEY INSURANCE COMPANY                                                                100%                  VT


(1) AmeriGas Propane, Inc. and its subsidiary, Petrolane Incorporated, hold a combined 46% (approx.) interest in AmeriGas Partners, L.P.
*Sole General Partner of each of AmeriGas Partners, L.P. and AmeriGas
 Propane, L.P.
** Sole General Partner of AmeriGas Eagle Propane, L.P.